UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SAGALIAM ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

sagaliam ACQUISITION CORP.

1490 N.E. Pine Island Rd., Suite 5-D

Cape Coral, FL 33909

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 21, 2023

To the Stockholders of Sagaliam Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of Sagaliam Acquisition Corp., a Delaware corporation (“we”, “us”, “our” or the “Company”), will be held on November 21, 2023 at 10 am Eastern Time, via live webcast at the following address https://www.zoomwithlegacy.com. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. The accompanying proxy statement (the “Proxy Statement”), is dated November 21, 2023, and is first being mailed to stockholders of the Company on or about October 24, 2023. You are cordially invited to attend the Special Meeting for the following purposes:

●	Proposal No. 1 – The “Extension Amendment Proposal” – to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”) pursuant to a second amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must complete its initial business combination from November 23, 2023 (the “Deadline Date”) to November 23, 2024 (the “Extended Deadline Date”) by depositing additional funds into the trust account on a monthly basis; and

●	Proposal No. 2 – The “Adjournment Proposal” – to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”).

Both of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in connection with the Extension, our sponsor, Sagaliam Sponsor LLC (“Sponsor”) will deposit into the Trust Account on a monthly basis the lesser of (x) $50,000 or (y) $0.05 per share for each public share of Company that is not redeemed in connection with the Special Meeting (“Extension Contribution”).

The closing price of the Company’s shares on October 19, 2023 was $11.08. The Company cannot assure shareholders that they will be able to sell their shares of the Company in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Only holders of record of shares of Class A common stock and shares of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock”), at the close of business on October 17, 2023 are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment is to allow us more time to complete our initial business combination. The Charter provides that we have until November 23, 2023 to consummate our initial business combination.

On November 16, 2022 we entered into a Business Combination Agreement (the “BCA”) with Allenby Montefiore Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus, AEC Merger Sub Corp., a Delaware corporation, Supraeon Investments Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus and GLD Partners, LP, a Delaware limited partnership. On or about February 23, 2023, the BCA was terminated. On September 15, 2023, we entered into a Business Combination Agreement (the “Business Combination Agreement”) with Enzolytics Inc., Virogentics Inc., and Biogenysis Inc. A copy of the Business Combination Agreement has been attached as an exhibit to our Current Report on Form 8-K and filed with the SEC on September 15, 2023.

Completion of the business combination is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Business Combination Agreement and the approval of the transaction by our stockholders. Our board of directors (our “board”) believes that there will not be sufficient time before November 23, 2023 to consummate the business combination. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Deadline Date in order to provide our stockholders with the opportunity to participate in the prospective investment. While we have entered into the Business Combination Agreement, there can be no assurance that all of the conditions precedent set forth in the Business Combination Agreement will be satisfied or that the proposed transaction will be consummated.

The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Pursuant to our Charter, we are providing the holders of shares of Class A common stock originally sold as part of the units issued in our IPO (such holders, the “public stockholders”) with the opportunity to redeem, in connection with the Extension Amendment Proposal, their Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company and Continental Stock Transfer & Trust (“CST”) to hold the proceeds of the IPO and a portion of the proceeds of the sale of the private placement rights (the “Trust Account”), including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (as defined in the accompanying Proxy Statement) (and which election we refer to as the “Election”). Public stockholders may elect to redeem their shares whether or not they are holders as of the record date and whether or not they vote “FOR” the Extension Amendment Proposal. Public stockholders who do not elect to redeem their shares would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Deadline Date. Notwithstanding the foregoing redemption rights, a public stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 20% of the outstanding shares of Class A common stock sold in the IPO. Holders of the Company’s outstanding rights sold in the IPO, which are exercisable for shares of Class A common stock under certain circumstances, do not have redemption rights in connection with the Extension Amendment Proposal. Our Sponsor and our officers and directors have agreed to waive their redemption rights in connection with the consummation of the Extension Amendment Proposal with respect to any shares of Class B common stock they hold and any public shares they may have acquired during or after the IPO. Shares of Class B common stock will be excluded from the pro rata calculation used to determine the per share redemption price. Currently, our Sponsor, officers, directors, and/or their affiliates own approximately 2.4% of our issued and outstanding shares of common stock, including 1,187,000 shares of Class B common stock, and we have been informed by our Sponsor, officers, directors, and/or their affiliates that they intend to vote in favor of the Extension Amendment Proposal.

In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not elect to redeem their shares, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of an initial business combination.

We are not asking you to vote on an initial business combination, at this time. We will file a separate proxy statement/prospectus pursuant to which we will seek approval of an initial business combination, among other things, at a separate special meeting. If the Extension Amendment Proposal is not approved, we may not be able to consummate an initial business combination. We urge you to vote at the Special Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to consummate an initial business combination.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Deadline Date.

Our Sponsor, and our officers and directors are not entitled to redeem the founder shares and have agreed to waive their redemption rights with respect to any public shares held by them in connection with a stockholder vote to approve an amendment to our Charter.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by November 23, 2023 or otherwise extend such date as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $150,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

The approval of the Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on the record date. The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination.

You are not being asked to vote on an initial business combination at this time. If the Extension Amendment Proposal is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Deadline Date.

The board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are advisable and recommends that you vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Your attention is directed to the proxy statement accompanying this notice for a more complete description of each of our proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please go to the website www.cstproxyvote.com or call (917) 262-2373.

By Order of the Board of Directors
October 20, 2023
/s/ Barry Kostiner
Barry Kostiner
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date, and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

SAGALIAM ACQUISITION CORP.

1490 N.E. Pine Island Rd., Suite 5-D

Cape Coral, FL 33909

SPECIAL MEETING

TO BE HELD ON November 21, 2023

PROXY StATEMFNt

The Special Meeting (the “Special Meeting”) of Sagaliam Acquisition Corp. (“we”, “us”, “our” or the “Company”) will be held on November 21, 2023 at 10 am Eastern Time via live webcast at the following address https://www.zoomwithlegacy.com for the sole purpose of considering and voting upon the following proposals:

●	Proposal No. 1 – The “Extension Amendment Proposal” – to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”) pursuant to a second amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must complete its initial business combination from November 23, 2023 (the “Deadline Date”) to November 23, 2024 (the “Extended Deadline Date”) by depositing additional funds into the trust account on a monthly basis; and

●	Proposal No. 2 – The “Adjournment Proposal” – to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”).

Both of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in connection with the Extension, our sponsor, Sagaliam Sponsor LLC (“Sponsor”) will deposit into the Trust Account on a monthly basis the lesser of (x) $50,000 or (y) $0.05 per share for each public share of Company that is not redeemed in connection with the Special Meeting (“Extension Contribution”).

The closing price of the Company’s shares on October 19, 2023 was $11.08. The Company cannot assure shareholders that they will be able to sell their shares of the Company in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Only holders of record of shares of Class A common stock and shares of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock”), at the close of business on October 17, 2023 are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

The purpose of the Extension Amendment is to allow us more time to complete our initial business combination. The Charter provides that we have until November 23, 2023 to consummate our initial business combination.

On November 16, 2022 we entered into the BCA with Allenby Montefiore Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus, AEC Merger Sub Corp., a Delaware corporation, Supraeon Investments Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus, and GLD Partners, LP, a Delaware limited partnership. On or about February 23, 2023, the BCA was terminated. On September 15, 2023, we entered into the Business Combination Agreement with Enzolytics Inc., Virogentics Inc., and Biogenysis Inc. A copy of the Business Combination Agreement has been attached as an exhibit to our Current Report on Form 8-K and filed with the SEC on September 15, 2023.

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Completion of the business combination is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Business Combination Agreement and the approval of the transaction by our stockholders. Our board of directors (our “board”) believes that there will not be sufficient time before November 23, 2023 to consummate the business combination. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Deadline Date in order to provide our stockholders with the opportunity to participate in the prospective investment. While we have entered into the Business Combination Agreement, there can be no assurance that all of the conditions precedent set forth in the Business Combination Agreement will be satisfied or that the proposed transaction will be consummated.

The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the special meeting.

In connection with the Extension Amendment Proposal, stockholders may elect to redeem their Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of shares of then outstanding Class A common stock included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares”), and which election we refer to as the “Election”. An Election can be made regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public stockholders who do not vote in person online or by proxy, or do not instruct their broker or bank how to vote, at the Special Meeting. Holders of public shares (the “public stockholders”) may make an Election regardless of whether such public stockholders were holders as of the record date. Public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Deadline Date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event an initial business combination is completed. We are not asking you to vote on an initial business combination, at this time. We urge you to vote at the Special Meeting regarding the Extension.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Deadline Date.

Our Sponsor and our officers and directors are not entitled to redeem the founder shares and have agreed to waive their redemption rights with respect to any public shares held by them in connection with a stockholder vote to approve an amendment to our Charter.

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The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $10.5 million that was in the Trust Account as of October 17, 2023. In such event, we may need to obtain additional funds to consummate an initial business combination and for the Company’s shares of Class A common stock be or remain listed on Nasdaq, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by November 23, 2023 or otherwise extend as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $150,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding public shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock (the “Class B common stock” and, together with the public shares, the “shares” or “common stock”), our Sponsor or any other holder of our Class B common stock, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

Based upon the amount in the Trust Account as of October 17, 2023, which was approximately $10.5 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.10 at the time of the Special Meeting. The closing price of the public shares on Nasdaq on October 17, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $11.08. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

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If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Deadline Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Deadline Date if the Extension Amendment Proposal is approved.

Our board has fixed the close of business on October 17, 2023 as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 49,346,337 shares of common stock outstanding, of which 46,066,801 were Class A common stock, 404,536 Class A units, and 2,875,000 were Class B common stock. The Company’s rights do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

Our Sponsor will pay for the entire cost of soliciting proxies. Our Sponsor will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of public shares for their expenses in forwarding soliciting materials to beneficial owners public shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting of stockholders to consider and vote on a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Deadline Date.

This Proxy Statement is dated October November 21, 2023 and is first being mailed to stockholders on or about October 24, 2023.

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RISK FACTORS

In addition to the below risk factor, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on May 22, 2023, any subsequent Quarterly Report on Form 10-Q that may be filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the business combination will be consummated prior to the Extended Deadline Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the business combination. Even if the Extension or the business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities in accordance with certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate a business combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Although we do not believe we or our Sponsor are controlled by or have substantial ties with a non-U.S. person our would otherwise be deemed a “foreign person” by CFIUS, CFIUS may take a different view and decide to block or delay the business combination, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries, or in businesses where a country’s culture or heritage may be implicated.

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The process of any U.S. or foreign government review could be lengthy. Because we have only a limited time to complete the business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $11.10 per share, and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in the business combination and the chance of realizing future gains on your investment through any price appreciation in the combined company post closing of the business combination.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022, which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on Nasdaq, we believe that we are a “covered corporation” for this purpose. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase, net of the fair market value of certain new stock issuances during the same taxable year. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our public shares in connection with the Extension may subject us to the excise tax, unless one of the two exceptions above apply. Redemptions would only occur if the Extension Amendment Proposal is approved by our stockholders and the Extension is implemented by the Board.

As described under “the Extension Amendment Proposal”, if the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by November 23, 2023 or otherwise extend as contemplated by our IPO prospectus and in accordance with our Charter, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase that we make may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with our initial business combination, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the U.S. Department of Treasury. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a redemption may cause a reduction in the cash available to us to complete an initial business combination and could affect our ability to complete an initial business combination; however, we will not use the funds held in the Trust Account and any additional amounts deposited into the Trust Account, as well as interest earned thereon, to pay the excise tax.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete a business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), which include proposals relating to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (“Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and the time required to consummate a business combination, and may constrain the circumstances under which we could complete a business combination.

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If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

The SPAC Rule Proposals include proposals relating to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for SPACs satisfying certain criteria from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the IPO Registration Statement. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and rights following such a transaction.

To the extent that the Company will continue to invest trust assets in securities and earn income from those securities, it may increase the likelihood that the Company may be deemed to be operating as an unregistered investment company more than if the trust assets were held in cash.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:	Why am I receiving this Proxy Statement?

A:	This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company formed under the laws of the State of Delaware on March 31, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses. On December 23, 2021, we consummated our IPO of 11,500,000 units, including the issuance of 1,500,000 units as a result of the underwriters’ full exercise of their over-allotment option. Each unit consists of one share of Class A common stock and one right to receive one-eighth (1/8) of one share of Class A common stock upon consummation of our initial business combination. The units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $115,000,000. Like many blank check companies, our Charter provides for the return of the funds held in trust to the holders of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, as amended November 23, 2023 unless we otherwise extend such date as contemplated by our IPO prospectus and in accordance with our Charter). Our board has determined that it is in the best interests of our stockholders to extend the date that we have to consummate an initial business combination to the Extended Deadline Date in order to allow our stockholders to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, and is submitting these proposals to our stockholders to vote upon.

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Q:	What is being voted on?

A:	You are being asked to vote on the Extension Amendment Proposal and, if presented, the Adjournment Proposal. Each proposal is listed below:

●	Proposal No. 1 - The “Extension Amendment Proposal” - to consider and vote upon a proposal to amend the Company’s Charter pursuant to a second amendment to the Charter in the form set forth in Annex A to this Proxy Statement to extend the date by which the Company must complete its initial business combination from November 23, 2023 (the “Deadline Date”) to November 23, 2024 (the “Extended Deadline Date”) by depositing additional funds into the trust account on a monthly basis; and

●	Proposal No. 2 - The “Adjournment Proposal” - to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in connection with the Extension, our Sponsor will deposit into the Trust Account the Extension Contribution.

Q:	What are the purposes of the Extension Amendment Proposal and the Adjournment Proposal?

The purpose of the Extension Amendment is to allow us more time to complete our initial business combination. The Charter, as amended, provides that we have until November 23, 2023 to consummate our initial business combination by our Sponsor depositing additional funds into the trust account.

On November 16, 2022 we entered into the BCA with Allenby Montefiore Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus, AEC Merger Sub Corp., a Delaware corporation, Supraeon Investments Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus and GLD Partners, LP, a Delaware limited partnership. On or about February 23, 2023, the BCA was terminated. On September 15, 2023, we entered into the Business Combination Agreement with Enzolytics Inc., Virogentics Inc., and Biogenysis Inc. A copy of the Business Combination Agreement has been attached as an exhibit to our Current Report on Form 8-K and filed with the SEC on September 15, 2023.

Completion of the business combination is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Business Combination Agreement and the approval of the transaction by our stockholders. Our board believes that there will not be sufficient time before November 23, 2023 to consummate the business combination. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Deadline Date in order to provide our stockholders with the opportunity to participate in the prospective investment. While we have entered into the Business Combination Agreement, there can be no assurance that all of the conditions precedent set forth in the Business Combination Agreement will be satisfied or that the proposed transaction will be consummated.

The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

We are not asking you to vote on an initial business combination, at this time. We will file a separate proxy statement/prospectus pursuant to which we will seek approval of an initial business combination, among other things, at a separate special meeting. If the Extension is not approved, we may not be able to consummate an initial business combination. We urge you to vote at the Special Meeting regarding the Extension.

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If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating an initial business combination on or before the Extended Deadline Date.

We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $10.5 million that was in the Trust Account as of October 17, 2023.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by November 23, 2023 or otherwise extend as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $150,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

Q:	Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:	The purpose of the Extension Amendment is to allow us more time to complete our initial business combination. The Charter, as amended, provides that we have until November 23, 2023 to consummate our initial business combination by our Sponsor depositing additional funds into the trust account.

On November 16, 2022 we entered into the BCA with Allenby Montefiore Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus, AEC Merger Sub Corp., a Delaware corporation, Supraeon Investments Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus and GLD Partners, LP, a Delaware limited partnership. On or about February 23, 2023, the BCA was terminated. On September 15, 2023, we entered into the Business Combination Agreement with Enzolytics Inc., Virogentics Inc., and Biogenysis Inc. A copy of the Business Combination Agreement has been attached as an exhibit to our Current Report on Form 8-K and filed with the SEC on September 15, 2023.

Completion of the business combination is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Business Combination Agreement and the approval of the transaction by our stockholders. Our board believes that there will not be sufficient time before November 23, 2023 to consummate the business combination. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Deadline Date in order to provide our stockholders with the opportunity to participate in the prospective investment. While we have entered into the Business Combination Agreement, there can be no assurance that all of the conditions precedent set forth in the Business Combination Agreement will be satisfied or that the proposed transaction will be consummated.

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The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. Accordingly, our board is proposing the Extension Amendment Proposal and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence up to the Extended Deadline Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Deadline Date.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before November 23, 2023 unless otherwise extended as contemplated by our IPO prospectus and in accordance with our Charter, we will provide our public stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

Our board believes, however, that stockholders should have an opportunity to evaluate an initial business combination, and if approved by our stockholders, the Company should have an opportunity to consummate an initial business combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Deadline Date and to allow for the Election. The Extension would give us the opportunity to hold a stockholder vote for the approval of an initial business combination, and if approved by our stockholders, consummate an initial business combination. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Moreover, voting “FOR” the Extension Amendment Proposal will not affect your right to seek redemption of your public shares in connection with the vote to approve a business combination. Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of the public shares in the event we do not complete a business combination within the Combination Period, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable initial business combination in the timeframe contemplated by our Charter.

Our board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

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If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Deadline Date.

We will not proceed with the Extension Amendment if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by November 23, 2023 unless otherwise extended as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and expenses related to the administration of the trust account and after setting aside up to $150,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish the rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q:	When would the board abandon the Extension?

A:	We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Q:	How do the Company insiders intend to vote their shares?

A:	Our Sponsor, officers, directors, and/or their affiliates own 1,187,000 shares of Class B common stock. As of the record date, our Sponsor, officers, directors, and/or their affiliates beneficially own an aggregate of approximately 2.4% of the outstanding common stock.

The shares of Class B common stock carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, directors, executive officers and/or their affiliates that they intend to vote in favor of the Extension Amendment Proposal.

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Our Sponsor, directors, officers, advisors, or their affiliates may purchase public shares or public rights in privately negotiated transactions or in the open market prior to the completion of our initial business combination. There is no limit on the number of shares our Sponsor, directors, officers, advisors, or their affiliates may purchase in such transactions, subject to compliance with applicable law and Nasdaq rules. If they engage in such transactions, they will not make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller of such public shares or if such purchases are prohibited by Regulation M under the Exchange Act. If our Sponsor, directors, officers, advisors, or their affiliates engage in such transactions and disclose material nonpublic information to such sellers, they would expect to enter into nondisclosure agreements with such sellers that prohibits the further dissemination of any disclosed material nonpublic information. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. None of the funds held in the Trust Account will be used to purchase public shares or public rights in such transactions. Such a purchase could include a contractual acknowledgement that such stockholder, although still the record holder of such public shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights and could include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser.

Although our Sponsor, directors, officers, advisors, and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans, or intentions change, the purpose of any such purchases of shares could be to vote such shares in favor of the Extension Amendment Proposal and the Adjournment Proposal and thereby increase the likelihood of obtaining stockholder approval of the Extension Amendment Proposal and the Adjournment Proposal. The purpose of any such purchases of public rights could be to reduce the number of public rights outstanding or to vote such rights on any matters submitted to the right holders for approval in connection with the Extension Amendment Proposal and the Adjournment Proposal. Any such purchases of our securities may result in the approval of the Extension Amendment Proposal and the Adjournment Proposal that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of the shares of Class A common stock or rights may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Although our Sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, our Sponsor, officers, directors and/or their affiliates may identify the stockholders with whom our Sponsor, officers, directors or their affiliates may pursue privately negotiated purchases by either the stockholders contacting us directly or by our receipt of redemption requests submitted by stockholders following our mailing of proxy materials in connection with the Extension Amendment Proposal and the Adjournment Proposal. To the extent that our Sponsor, officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling stockholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against our initial business combination, whether or not such stockholder has already submitted a proxy with respect to the Extension Amendment Proposal and the Adjournment Proposal but only if such shares have not already been voted at the stockholder meeting related to the Extension Amendment Proposal and the Adjournment Proposal. Our Sponsor, officers, directors, advisors or their affiliates will select which stockholders to purchase shares from based on the negotiated price and number of shares and any other factors that they may deem relevant and will only purchase shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.

Any purchases by our Sponsor, officers, directors and/or their affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) and Rule 10b-5 of the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. Our Sponsor, officers, directors and/or their affiliates will not make purchases of common stock if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchases are subject to such reporting requirements.

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Q:	What vote is required to adopt the Extension Amendment Proposal?

A:	The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of holders of at least 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting, and we have been informed by our Sponsor, directors, and executive officers and/or their affiliates who are holders of approximately 2.4% of the outstanding shares of common stock that they intend to vote in favor of the Extension Amendment Proposal. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against this proposal.

If the Extension Amendment Proposal is approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

Q:	What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the special meeting and entitled to vote thereon.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal?

A:	If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain, or do not vote on the Extension Amendment Proposal.

Q:	What amount will holders receive upon consummation of the Business Combination or liquidation if the Extension Proposal is approved?

A:	If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in connection with the Extension, our Sponsor will deposit into the Trust Account the Extension Contribution.

Q:	Is the Company subject to the Investment Company Act of 1940?

A:	The Company completed its IPO in December 2021. As a blank check company, the efforts of our board and management have been focused on searching for a target business with which to consummate an initial business combination since the completion of its IPO (for approximately the past 22 months).

On March 30, 2022, the SEC issued the SPAC Rule Proposals, which include proposals relating to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act of 1940 and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for SPACs satisfying certain criteria from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its IPO. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

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There is currently uncertainty concerning the applicability of the Investment Company Act to SPACs. It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and rights following such a transaction.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:	Our board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal and any shares of Class A common stock submitted for redemption will be returned to the owner, and not redeemed.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by November 23, 2023 unless otherwise extended as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $150,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	We will continue our efforts to consummate an initial business combination.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Charter set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act and our units, public shares and rights will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors, and our officers as a result of their ownership of the Class B common stock.

If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Deadline Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $150,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

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There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal was not approved, as described above.

Q:	What happens to the Company rights if the Extension Amendment Proposal is not approved?

A:	If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by November 23, 2023 or otherwise extend as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $150,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

Q:	What happens to the Company rights if the Extension Amendment Proposal is approved?

A:	Each holder of a right will automatically receive one-eighth (1/8) of one share of Class A common stock upon consummation of our initial business combination, except in cases where we are not the surviving company in a business combination or the registered holder of a certificated right fails to tender their original rights certificate. No additional consideration will be required to be paid by a holder of rights in order to receive the additional shares upon consummation of a business combination, as the consideration related thereto has been included in the unit purchase price paid for by investors in this offering. If we enter into a definitive agreement for a business combination in which we will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of shares of Class A common stock will receive in the transaction on an as-exchanged for Class A common stock basis, and rights holders will be required to affirmatively elect to exchange their rights for the underlying shares as well as to return the original rights certificates to us within a fixed period of time after which period the rights will expire worthless. Pursuant to the rights agreement, a rights holder may exchange rights only for a whole number of shares of Class A common stock. This means that we will not issue fractional shares in connection with an exchange of rights and rights may be exchanged only in multiples of 8 rights (subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like). Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of the DGCL.

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Q:	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:	Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Charter.

Q:	May I change my vote after I have mailed my signed proxy card?

Yes. You may change your vote by sending a later-dated, signed proxy card to the Company’s Secretary at the address listed below prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person online. You also may revoke your proxy by sending a notice of revocation to the Company’s Secretary, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:	What happens if I sell my shares of Class A common stock before the Special Meeting?

A:	The record date for the Special Meeting will be earlier than the date of the Special Meeting. If you transfer your shares of Class A common stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be entitled to any redemption rights with respect to such shares of Class A common stock.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe both the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a quorum requirement?

A:	A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Special Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.

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Q:	Who can vote at the Special Meeting?

A:	Only holders of record of our common stock at the close of business on October 17, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On this record date, 49,346,337 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“CST”), then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How many votes do I have at the Special Meeting?

A:	The Company’s stockholders are entitled to one vote at the Special Meeting for each share of Class A common stock or Class B common stock held of record as of the record date. As of the close of business on the record date, there were 49,346,337 shares of common stock outstanding, of which 46,066,801 were Class A common stock, 404,536 Class A units and 2,875,000 were Class B common stock.

Q:	Does the board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:	The board and the Company’s executive officers may have interests in the Extension Amendment Proposal that are different from, in addition to or in conflict with, yours. These interests include ownership of Class B common stock and rights that would become worthless if the Company does not complete an initial business combination within the applicable time period and the possibility of future compensatory arrangements. See the section entitled “Interests of our Sponsor, Directors and Officers”.

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to holders of shares of common stock or rights in connection with the Extension Amendment Proposal.

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Q:	What do I need to do now?

A:	You are urged to carefully read and consider the information contained in this proxy statement, including the annexes attached hereto, and to consider how the Extension Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank, or other nominee, on the voting instruction form provided by the broker, bank, or nominee.

Q	How do I vote?

A:	If you were a holder of record of common stock on October 17, 2023, the record date for the Special Meeting, you may vote with respect to the applicable proposals in person online at the Special Meeting or by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting https://www.zoomwithlegacy.com. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting in person online. However, since you are not the stockholder of record, you may not vote your shares in person online at the Special Meeting unless you first request and obtain a valid legal proxy from your broker or other agent. You must then email a copy (a legible photograph is sufficient) of your legal proxy to CST at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting. Beneficial owners who wish to attend the Special Meeting in person online should contact CST no later than November 14, 2023 to obtain this information.

Q:	What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:	At the Special Meeting, the Company will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Extension Amendment, and will have no effect on any of the other proposals.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by the Company without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

Q:	How can I attend the Special Meeting?

A:	You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting https://www.zoomwithlegacy.com. As a registered stockholder, you received a proxy card from CST, which contains instructions on how to attend the Special Meeting in person online, including the URL address, along with your 12-digit meeting control number. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you do not have your 12-digit meeting control number, contact CST at 917-262-2373 or e-mail CST at proxy@continentalstock.com. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online by following the instructions below.

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The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If your shares are held in “street name”, you may attend the Special Meeting. You will need to contact CST at the number or email address above, to receive a 12-digit meeting control number and gain access to the Special Meeting or otherwise contact your broker, bank, or other nominee as soon as possible, to do so. Please allow up to 72 hours prior to the Special Meeting for processing your 12-digit meeting control number.

Q:	Do I need to attend the Special Meeting in person online to vote my shares?

A:	No. You are invited to attend the Special Meeting in person online to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting in person online to vote your shares. Instead, you may submit your proxy by signing, dating, and returning the applicable enclosed proxy card(s) in the pre-addressed postage-paid envelope. Your vote is important. The Company encourages you to vote as soon as possible after carefully reading this proxy statement.

Q:	If I am not going to attend the Special Meeting in person online, should I return my proxy card instead?

A:	Yes. After carefully reading and considering the information contained in this proxy statement, please submit your proxy, as applicable, by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:	No. You may exercise your redemption rights whether you vote your public shares for or against the Extension Amendment or do not vote your shares. As a result, the Extension Amendment can be approved by stockholders who will redeem their public shares and no longer remain stockholders, leaving stockholders who choose not to redeem their public shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash, and the potential inability to meet the listing standards of Nasdaq.

Q:	How do I redeem my common stock?

A:	If the Extension Amendment is implemented, each public shareholder may seek to redeem such shareholder’s public shares for its pro rata portion of the funds available in the trust account. You will also be able to redeem your public shares in connection with any shareholder vote to approve an initial business combination or if the Company has not consummated our initial business combination by the Extended Deadline Date.

In order to exercise your redemption rights, you must, (i) (A) hold public shares, or (B) if you hold public shares through units, elect to separate your units into the underlying public shares and rights prior to exercising your redemption rights with respect to the public shares and (ii) prior to 5:00 p.m. Eastern time on November 17, 2023 (two business days before the Special Meeting), (A) submit a written request to the Company’s transfer agent that the Company redeem your public shares for cash and (B) deliver your stock to the Company’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of CST, the Company’s transfer agent, is listed under the question “Who can help answer my questions?” below. The Company requests that any request for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.

A physical stock certificate will not be needed if your stock is delivered to the Company’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

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Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”

Q:	Is there a limit on the number of shares I may redeem?

A:	A public stockholder, together with any of his or her affiliates or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to 20% or more of the public shares. Accordingly, all shares in excess of 20% of the public shares owned by a holder will not be redeemed. On the other hand, a public stockholder who holds less than 20% of the public shares may redeem all of the public shares held by him or her for cash.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards, or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	What is the quorum requirement for the Special Meeting?

A:	A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Special Meeting.

As of the record date for the Special Meeting, 24,673,170 shares of common stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the Special Meeting. Abstentions will be counted towards the quorum requirement, but broker non-votes will not. If there is no quorum, the chairman of the meeting may adjourn the Special Meeting to another date.

Q:	Who is paying for this proxy solicitation?

A:	Our Sponsor will pay the cost of soliciting proxies for the Special Meeting. Our Sponsor will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the public shares for their expenses in forwarding soliciting materials to beneficial owners of public shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

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Q:	Who can help answer my questions?

A:	If you have questions about the stockholder proposals, or if you need additional copies of this proxy statement, the proxy card, or the consent card you should contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York New York 10004

Attention: Mark Zimkind

E-mail: mzimkind@continentalstock.com

You may also contact the Company at:

Barry Kostiner, Chief Executive Officer

Sagaliam Acquisition Corp.

1490 N.E. Pine Island Rd., Suite 5-D

Cape Coral, FL 33909

Tel: 239-542-0643

Email: bkostiner@fintecham.com

To obtain timely delivery, the Company’s stockholders and right holders must request the materials no later than five business days prior to the Special Meeting.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to the Company’s transfer agent prior to 5:00 p.m., New York time, on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York New York 10004

Attention: Mark Zimkind

E-mail: mzimkind@continentalstock.com

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FORWARD-LOOKING STATEMENTS

Certain statements included in this proxy statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding the Company, the Company’s management team’s expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

●	our ability to consummate an initial business combination;

●	the inability to complete a potential financing of an initial business combination;

●	the expected benefits of an initial business combination; and

●	the financial and business performance of the Company following the closing of an initial business combination.

These forward-looking statements are based on information available as of the date they were made, and current expectations, forecasts, and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

BACKGROUND

We are a blank check company, incorporated under the laws of the State of Delaware on March 31, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities, which we refer to as our “initial business combination.”

On December 23, 2021, we consummated its initial public offering of 11,500,000 units, including 1,500,000 Units issued to underwriters upon full exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share, and one right of the Company, with each Right entitling the holder thereof to receive one-eighth (1/8) of one share of Class A Common Stock upon consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000. Following the closing of the Initial Public Offering on December 23, 2021, an amount of $10.10 per unit or an aggregate of $116,150,000 has been placed in a trust account, (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company.

Simultaneously with the closing of the IPO, pursuant to unit subscription agreement, we completed the private sale of 400,000 units to the Sponsor at a purchase price of $10.00 per private placement unit, generating gross proceeds of $4,000,000. The private placement units are identical to the units sold as part the IPO. No underwriting discounts or commissions were paid with respect to such sale.

On November 16, 2022 we entered into the BCA with Allenby Montefiore Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus, AEC Merger Sub Corp., a Delaware corporation, Supraeon Investments Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus and GLD Partners, LP, a Delaware limited partnership. On or about February 23, 2023, the BCA was terminated. On September 15, 2023, we entered into the Business Combination Agreement with Enzolytics Inc., Virogentics Inc., and Biogenysis Inc. A copy of the Business Combination Agreement has been attached as an exhibit to our Current Report on Form 8-K and filed with the SEC on September 15, 2023.

On the record date of the Special Meeting, there were 49,346,337 shares of common stock outstanding, of which 46,066,801 were Class A common stock, 404,536 Class A units and 2,875,000 were Class B common stock. The Class B common stock carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, officers, directors, and/or their affiliates, which hold an aggregate of 1,187,000 shares of Class B common stock, that it intends to vote in favor of the Extension Amendment Proposal.

The mailing address of the Company’s principal executive office is 1490 N.E. Pine Island Rd., Suite 5-D, Cape Coral, FL 33909, and its phone number is (845) 925-4597.

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U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of the U.S. federal income tax considerations generally applicable to a U.S. holder and non-U.S. holder (each as defined below) of Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This discussion applies only to shares of Class A common stock held as a capital asset within the meaning of Section 1221 of the United States Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). Further, the discussion is applicable only to holders who purchased Class A common stock in the IPO.

This discussion does not address all U.S. federal income tax consequences that may be relevant to a holder’s particular circumstances, including the impact of the alternative minimum tax, or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:

●	financial institutions or financial services entities;
●	broker-dealers;
●	taxpayers that are subject to the mark-to-market accounting rules;
●	retirement plans or other tax-exempt entities, or persons holding Class A common stock in tax-deferred or tax-advantaged accounts;
●	governments or agencies or instrumentalities thereof;
●	insurance companies;
●	regulated investment companies or real estate investment trusts;
●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;
●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or
●	small business investment companies or S-corporations;
●	certain former citizens or residents of the United States;
●	“controlled foreign corporations” or “passive foreign investment companies”;
●	holders subject to the applicable financial statement accounting rules of Section 451(b) of the Code; or
●	persons whose functional currency is not the U.S. dollar.

If a partnership (or other pass-through entity) for U.S. federal income tax purposes is a holder of Class A common stock, the tax treatment of the partners (or other owners) of such partnership will generally depend on the status of the partners, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships (or other pass-through entities) and the partners (or other owners) in such partnerships (or such other pass-through entities) should consult their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Class A common stock who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;
●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
●	an entity treated as a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

Also, for purposes of this discussion, a “non-U.S. holder” is any beneficial owner of Class A common stock who or that is neither a U.S. holder nor an entity classified as a partnership for U.S. federal income tax purposes.

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The following discussion is a summary only and does not discuss all aspects of U.S. federal income taxation that are associated with certain redemptions of Class A common stock. The effects of other U.S. federal tax laws, such as estate and gift tax laws and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this discussion applies and could affect the accuracy of the statements herein. The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that regarding the tax consequences discussed below.

THIS DISCUSSION IS NOT TAX ADVICE. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE US. FEDERAL ESTATE OR Global minimum TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

A U.S. holder who does not make the Election will continue to own his or her shares and rights, and will not recognize any income, gain, or loss for U.S. federal income tax purposes by reason of the Extension Amendment Proposal.

General. If a U.S. holder’s Class A common stock is redeemed pursuant to an Election, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. If the redemption qualifies as a sale of the Class A common stock, the U.S. holder will generally be treated as described under “— Gain or Loss on Redemption Treated as a Sale of Class A common stock” below. If the redemption does not qualify as a sale of the Class A common stock, the U.S. holder will generally be treated as receiving a distribution with the tax consequences described under “— Taxation of Redemption Treated as a Distribution” below.

Whether a redemption qualifies for sale treatment will depend largely on whether the U.S. holder owns any of the Company’s stock following the redemption (including any stock treated as constructively owned by the U.S. holder as a result of owning rights or by attribution from certain related individuals and entities), and if so, the total number of shares of the Company’s stock held by the U.S. holder both before and after the redemption (including any stock constructively treated as owned by the U.S. holder as a result of owning rights or by attribution from certain related individuals and entities) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of Class A common stock will generally be treated as a sale of the Class A common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us, or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also stock that is treated as constructively owned by it. A U.S. holder may be treated as constructively owning, in addition to stock actually owned by the U.S. holder, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the public rights.

The redemption of Class A common stock will generally be “substantially disproportionate” with respect to a redeeming U.S. holder if the percentage of Company’s outstanding voting shares that such U.S. holder actually or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such U.S. holder actually or constructively owned immediately before the redemption.

There will be a complete termination of such U.S. holder’s interest if either (i) all of the Class A common stock actually or constructively owned by such U.S. holder is redeemed or (ii) all of the Class A common stock actually owned by such U.S. holder is redeemed and such U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the Class A common stock owned by certain family members and such U.S. holder does not constructively own any other shares. The redemption of Class A common stock will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

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If none of the above tests are satisfied, a redemption will be treated as a distribution with respect to the Class A common stock as described under “— Taxation of Redemption Treated as a Distribution” below.

U.S. holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on Redemption Treated as a Sale of Class A common stock. If the redemption qualifies as a sale of Class A common stock, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized in the redemption and the U.S. holder’s adjusted tax basis in its disposed of Class A common stock. The amount realized is the sum of the amount of cash and the fair market value of any property received and a U.S. holder’s adjusted tax basis in its Class A common stock will generally equal the U.S. holder’s acquisition cost.

Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Class A common stock so disposed of exceeds one year for U.S. federal income tax purposes. It is unclear, however, whether the redemption rights with respect to the Class A common stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at preferential rates. The deductibility of capital losses is subject to limitations.

Taxation of Redemption Treated as a Distribution. If the redemption does not qualify as a sale of Class A common stock, a U.S. holder will generally be treated as receiving a distribution. Such distribution will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock as described under “— Gain or Loss on Redemption Treated as a Sale of Class A common stock” above.

Non-U.S. Holders

A non-U.S. holder who does not make the Election will continue to own his or her shares and rights, and will not recognize income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment Proposal. The following discussion under this section “U.S. Federal Income Tax Treatment to Non-U.S. Holders” is addressed to non-U.S. holders of the Company’s Class A common stock that elect to have their Class A common stock redeemed pursuant to an Election.

General. The characterization for U.S. federal income tax purposes of the redemption of a non-U.S. holder’s Class A common stock generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. holder’s Class A common stock as described under “U.S. Holders — General” above. Non-U.S. holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on Redemption Treated as a Sale of Class A common stock. If the redemption qualifies as a sale of Class A common stock, a non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the non-U.S. holder), in which case the non-U.S. holder will generally be subject to the same treatment as a U.S. holder with respect to the redemption, and a corporate non-U.S. holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

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●	the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the non-U.S. holder will be subject to a 30% tax on the individual’s net capital gain for the year; or
●	the Company is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held the Company’s Class A common stock, and, in the case where shares of the Company’s Class A common stock are regularly traded on an established securities market, the non-U.S. holder has owned, directly or constructively, more than 5% of the Company’s Class A common stock at any time within the shorter of the five-year period preceding the disposition or such non-U.S. holder’s holding period for the shares of the Company’s Class A common stock. We do not believe the Company is or has been a U.S. real property holding corporation.

Taxation of Redemption Treated as a Distribution. If the redemption does not qualify as a sale of Class A common stock, the non-U.S. holder will be treated as receiving a distribution. In general, any distributions the Company makes to a non-U.S. holder of shares of the Company’s Class A common stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. holder’s adjusted tax basis in its shares of the Company’s Class A common stock and, to the extent such distribution exceeds the non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “— Gain or Loss on Redemption Treated as a Sale of Class A common stock” above.

Dividends the Company pays to a non-U.S. holder that are effectively connected with such non-U.S. holder’s conduct of a trade or business within the United States generally will not be subject to U.S. withholding tax, provided such non-U.S. holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the non-U.S. holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Information Reporting and Backup Withholding

Dividend payments with respect to our Class A common stock and proceeds from the sale of our Class A common stock may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to payments made to a U.S. holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. Payments made to a non-U.S. holder generally will not be subject to backup withholding if the non-U.S. holder provides certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld by timely filing the appropriate claim for refund with the IRS and furnishing any required information. All holders should consult their tax advisors regarding the application of information reporting and backup withholding to them.

As previously noted above, the foregoing discussion is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any investor. We urge investors to consult with their own tax adviser to determine the particular tax consequences to them (including the application and effect of any U.S. federal, state, local or non-U.S. income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

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THE SPECIAL MEETING

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the Special Meeting and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about October 20, 2023. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time and Place.

The Special Meeting will be held on November 21, 2023, at 10 am, Eastern time, conducted via live webcast at the following address https://www.zoomwithlegacy.com. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.

Purpose of the Special Meeting.

At the Special Meeting, the Company will ask the stockholders to vote in favor of the following proposals:

●	Proposal No. I - The “Extension Amendment Proposal” - a proposal to approve the adoption of the Extension Amendment and the Extension; and

●	Proposal No.2 - The “Adjournment Proposal” - a proposal to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in connection with the Extension, our Sponsor will deposit into the Trust Account the Extension Contribution.

Record Date and Voting

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Class A common stock or Class B common stock at the close of business on October 17, 2023, which is the record date for the Special Meeting. You are entitled to one vote for each share of Class A common stock or Class B common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank, or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date of the Special Meeting, there were 49,346,337 shares of common stock outstanding, of which 46,066,801 were Class A common stock, 404,536 Class A units, and 2,875,000 were Class B common stock, of which an aggregate of 1,187,000 shares of Class B common stock are held by our Sponsor, officers, directors, and/or their affiliates.

Our Sponsor, officers, directors, and/or their affiliates intend to vote all of their shares of Class B common stock and any public shares acquired by them in favor of the Extension Amendment Proposal. The Company’s issued and outstanding rights do not have voting rights at the Special Meeting.

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Voting Your Shares

Each share of Class A common stock or Class B common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of common stock that you own.

If you are a holder of record, there are two ways to vote your shares of common stock at the Special Meeting:

●	You can vote by completing, signing, and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker, or other nominee, you will need to follow the instructions provided to you by your bank, broker, or other nominee to ensure that your shares are represented and voted at the applicable special meeting(s). If you vote by proxy card, your “proxy”, whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of common stock will be voted as recommended by the board. With respect to proposals for the Special Meeting, that means: “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

●	You can attend the Special Meeting and vote in person online. You will be given a ballot when you arrive.

However, if your shares of common stock are held in the name of your broker, bank, or other nominee, you must get a proxy from the broker, bank, or other nominee. That is the only way we can be sure that the broker, bank, or nominee has not already voted your shares of common stock.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of common stock, you may call Continental Stock Transfer & Trust at (917) 262-2373.

Quorum and Vote Required for the Proposals

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. Abstentions will count as present for the purpose of establishing a quorum. Broker non-votes will not be counted for the purpose of determining the existence of a quorum.

The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against these proposals.

The approval of the Adjournment Proposal requires the affirmative vote (in person online or by proxy) of the holders of a majority of the shares of common stock entitled to vote and actually cast thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on these proposals.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by November 23, 2023 or otherwise extend as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $150,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

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The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

In addition, our Sponsor, directors, officers, advisors, or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to or following the Special Meeting. None of our Sponsor, directors, officers, advisors, or their affiliates will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. If our Sponsor, directors, officers, advisors, or their affiliates engage in such transactions and disclose material nonpublic information to such sellers, they would expect to enter into non-disclosure agreements with such sellers that prohibits the further dissemination of any disclosed material nonpublic information. Although none of the Sponsor, directors, officers, advisors, or their affiliates currently anticipate paying any premium purchase price for such public shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by our Sponsor, directors, officers, advisors or their affiliates, or the price such parties may pay.

Although our Sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, and such transactions are effected, the consequence could be to cause the Extension Amendment Proposal and the Adjournment Proposal to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Extension Amendment Proposal and the Adjournment Proposal and other proposals and would likely increase the chances that such proposals would be approved. If the market does not view the Extension Amendment Proposal and the Adjournment Proposal positively, purchases of public shares may have the effect of counteracting the market’s view, which would otherwise be reflected in a decline in the market price of the Company’s securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of the Company’s securities.

As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by the Company or the persons described above have been entered into with any such investor or holder. The Company will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Extension Amendment Proposal and the Adjournment Proposal.

Abstentions and Broker Non-Votes

Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes the proposals presented to its stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote”.

Abstentions will be counted for purposes of determining the presence of a quorum at the Special Meeting but broker non-votes will not. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Extension Amendment Proposal and will have no effect on the Adjournment Proposal.

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Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at such meeting by doing any one of the following:

●	you may send another signed proxy card with a later date, to Barry Kostiner, the Company’s Chief Executive Officer at 1490 N.E. Pine Island Rd., Suite 5-D, Cape Coral, FL 33909 before the Special Meeting that you have revoked your proxy;

●	you may send a notice of revocation to Barry Kostiner, the Company’s Chief Executive Officer at 1490 N.E. Pine Island Rd., Suite 5-D, Cape Coral, FL 33909 before the Special Meeting that you have revoked your proxy; or

●	you may attend the Special Meeting, revoke your proxy and vote in person online, as indicated above.

Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of shares of common stock or rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

Solicitation of Proxies

Our Sponsor will pay the cost of soliciting proxies for the Special Meeting. Our Sponsor will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the public shares for their expenses in forwarding soliciting materials to beneficial owners of public shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Stock Ownership

As of the record date, our Sponsor, officers, directors, and/or their affiliates beneficially own an aggregate of approximately 2.4% of the outstanding shares of common stock. Our Sponsor, officers, directors, and/or their affiliates intend to vote all of their shares of Class B common stock and any public shares acquired by them in favor of the Extension Amendment Proposal and the Adjournment Proposal.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors, and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:

●	the beneficial ownership of the Sponsor and certain of the Company’s officers, directors, and/or their affiliates of an aggregate of 1,187,000 shares of Class B common stock, which shares would become worthless if the Company does not complete an initial business combination by November 23, 2023, or by the Extended Deadline Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if such date is further extended at a duly called Special Meeting, such later date), as our Sponsor, officers, directors and/or their affiliates have waived any redemption right with respect to these shares. The Sponsor paid an aggregate of $25,000 for Class B common stock, and $4,000,000 for Class A common stock and private placement rights, and such shares and rights have an aggregate market value of approximately $32.1 million and $4,460,000, respectively, based on the closing price of Class A common stock of $11.15 on Nasdaq on October 17, 2023, the record date for the Special Meeting. Each of our officers and directors is a member of the Sponsor. Sponsor is the record holder of the shares reported herein. Barry Kostiner, Thomas Neukranz, and Jane Liu are among the members of the Sponsor and share voting and investment discretion with respect to the shares of common stock held of record by Sponsor;

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●	the fact that our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination, including through the date of the special meeting to vote on an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination;

●	the fact that our Sponsor, officers, directors, and/or their affiliates have agreed not to redeem any of their shares in connection with a stockholder vote to approve an initial business combination or in connection with a stockholder vote to approve the Extension Amendment Proposal;

●	the fact that, commencing on May 1, 2021, we have agreed to pay our Sponsor a total of $10,000 per month for office space, utilities, and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. If the Extension Amendment Proposal is approved, we may continue to pay Sponsor the $10,000 per month for a longer period than we would otherwise be required to pay;

●	the fact that our Sponsor, officers, directors, and/or their affiliates will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations; and

●	the fact that our Sponsor, officers, directors, and/or their affiliates will lose their entire investment in us if our initial business combination is not completed.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal, and recommends that you vote “FOR” such proposal.

Our Charter, as amended, provides that we have until November 23, 2024 to consummate our initial business combination.

On November 16, 2022 we entered into the BCA with Allenby Montefiore Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus, AEC Merger Sub Corp., a Delaware corporation, Supraeon Investments Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus and GLD Partners, LP, a Delaware limited partnership. On or about February 23, 2023, the BCA was terminated. On September 15, 2023, we entered into the Business Combination Agreement with Enzolytics Inc., Virogentics Inc., and Biogenysis Inc. A copy of the Business Combination Agreement has been attached as an exhibit to our Current Report on Form 8-K and filed with the SEC on September 15, 2023.

Completion of the business combination is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Business Combination Agreement and the approval of the transaction by our stockholders. Our board believes that there will not be sufficient time before November 23, 2023 to consummate the business combination. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Deadline Date in order to provide our stockholders with the opportunity to participate in the prospective investment. While we have entered into the Business Combination Agreement, there can be no assurance that all of the conditions precedent set forth in the Business Combination Agreement will be satisfied or that the proposed transaction will be consummated.

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After careful consideration of all relevant factors, our board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Principal Executive Offices

Our principal executive offices are located at 1490 N.E. Pine Island Rd., Suite 5-D, Cape Coral, FL 33909. Our telephone number at such address is (845) 925-4597.

Potential Application of Investment Company Act

As previously indicated, the Company completed its IPO in December 2021. As a blank check company, the efforts of the Company’s board of directors and management have been focused on searching for a target business with which to consummate an initial business combination since the completion of its IPO (for approximately the past 22 months).

On March 30, 2022, the SEC issued the SPAC Rule Proposals, which include proposals relating to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for SPACs satisfying certain criteria from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its IPO Registration Statement. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its initial business combination within 24 months after the effective date of its IPO Registration Statement. It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock following such a transaction.

To the extent that the Company will continue to invest trust assets in securities and earn income from those securities, it may increase the likelihood that the Company may be deemed to be operating as an unregistered investment company more than if the trust assets were held in cash.

Recommendation of the Board

Our board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

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THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment Proposal

We are proposing to amend our Charter to extend the date by which we have to consummate a business combination to the Extended Deadline Date.

The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by November 23, 2023 or otherwise extend as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $150,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

The purpose of the Extension Amendment is to allow us more time to complete our initial business combination. The Charter provides that we have until November 23, 2023 to consummate our initial business combination.

On November 16, 2022 we entered into the BCA with Allenby Montefiore Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus, AEC Merger Sub Corp., a Delaware corporation, Supraeon Investments Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus and GLD Partners, LP, a Delaware limited partnership. On or about February 23, 2023, the BCA was terminated. On September 15, 2023, we entered into the Business Combination Agreement with Enzolytics Inc., Virogentics Inc., and Biogenysis Inc. A copy of the Business Combination Agreement has been attached as an exhibit to our Current Report on Form 8-K and filed with the SEC on September 15, 2023.

Completion of the business combination is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Business Combination Agreement and the approval of the transaction by our stockholders. Our board believes that there will not be sufficient time before November 23, 2023 to consummate the business combination. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Deadline Date in order to provide our stockholders with the opportunity to participate in the prospective investment. While we have entered into the Business Combination Agreement, there can be no assurance that all of the conditions precedent set forth in the Business Combination Agreement will be satisfied or that the proposed transaction will be consummated.

A copy of the proposed amendments to the Charter of the Company is attached to this Proxy Statement in Annex A.

If the Extension Amendment Proposal is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Charter set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and rights will remain publicly traded.

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If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $10.5 million that was in the Trust Account as of October 17, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Deadline Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $150,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in connection with the Extension, our Sponsor will deposit into the Trust Account the Extension Contribution.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal was not approved, as described above.

Redemption Rights

If the Extension Amendment is implemented, each public shareholder may seek to redeem such shareholder’s public shares for its pro rata portion of the funds available in the trust account. You will also be able to redeem your public shares in connection with any shareholder vote to approve an initial business combination or if the Company has not consummated our initial business combination by the Extended Deadline Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time, on November 17, 2023 (two business days before the Special Meeting), both:

●	submit a request in writing that the Company redeem your public shares for cash to CST, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York New York 10004

Attention: Mark Zimkind

E-mail: mzimkind@continentalstock.com

and

●	deliver your public shares either physically or electronically through DTC to the Company’s transfer agent. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is the Company’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than one week. Stockholders who hold their shares in street name will have to coordinate with their bank, broker, or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

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Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment Proposal. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed above.

Each redemption of public shares by the public stockholders will decrease the amount in the Trust Account. In no event, however, will the Company redeem public shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon completion of the initial business combination.

Prior to exercising redemption rights, stockholders should verify the market price of their public shares as they may receive higher proceeds from the sale of their public shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure you that you will be able to sell your public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the public shares when you wish to sell your shares.

If you exercise your redemption rights, your public shares will cease to be outstanding immediately prior to the Extension and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less taxes payable. You will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption.

If the Extension Amendment Proposal is not approved and the Company does not consummate our initial business combination by November 23, 2023 or extend as contemplated by the IPO prospectus and in accordance with the Charter or obtain the approval of the Company stockholders to extend the deadline for the Company to consummate our initial business combination, it will be required to dissolve and liquidate and the rights will expire worthless.

Holders of outstanding units must separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to CST with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public share from the units.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker a fee of approximately $80.00 and it would be up to the broker whether or not to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether or not we require holders seeking to exercise redemption rights to tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against these proposals.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL

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THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our board adjourn the Special Meeting beyond November 23, 2023.

Consequences lithe Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the board may not be able to adjourn the Special Meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals presented at the Special Meeting.

Vote Required for Approval

Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposal.

The Adjournment Proposal will be approved and adopted if the holders of a majority of the shares of common stock represented (in person online or by proxy) and voted thereon at the Special Meeting vote “FOR” the Adjournment Proposal. Failure to vote by proxy or to vote in person online at the Special Meeting or an abstention from voting will have no effect on the outcome of the vote on the Adjournment Proposal.

Recommendation of the Board

THE COMPANY’S BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the record date, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors; and

●	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and rights that are currently exercisable or exercisable within 60 days.

As of the record date, there were a total of 49,346,337 shares of common stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them.

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Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our common stock beneficially owned by them. The table below does not reflect the Class A common stock underlying the right entitling the holder to receive upon consummation of our initial business combination as of the record date.

	Beneficial Ownership
Name of Securityholder	Class A Shares	%	Class B Shares(1)	%	Total Shares	%

Enzolytics, Inc.	36,000,000	75.2	-	-	36,000,000	70.9
Zhabilov Trust	2,250,000	5.2	-	-	2,250,000	4.9
Charles Cotropia	2,250,000	5.2	-	-	2,250,000	4.9
Dr. Gaurav Chandra	2,250,000	5.2	-	-	2,250,000	4.9
Dr. Joseph Cotropia	2,250,000	5.2	-	-	2,250,000	4.9
GLD Sponsor Member LLC(2)	400,000	0.8	613,000	21.3	1,013,000	2.0
Sagaliam Sponsor LLC(3)	-	-	1,087,000	37.8	713,667	2.2
AHG Equities LLC(4)			750,000	26.1		1.5
EF Hutton, a division of Benchmark Investments, Inc.(5)	115,000	0.2	-	-	115,000	*
ATW SPAC Management LLC(6)	120,000	0.3	-	-	120,000	*
Lighthouse Investment Partners (7)	721,460	1.5	-	-	721,460	1.5
Feis Equities LLC(8)	129,482	*	20,000	*	149,482	*
Boothbay Fund Management, LLC(9)	120,000	*	20,000	*	140,000	*
Polar Multi-Strategy Master Fund(10)	130,000	*	20,000	*	150,000	*
Barry Kostiner	-	-	100,000	3.5	100,000	*
All officers and directors as a group (1 individual)	-	-	100,000	3.5	100,000	*

*	Less than one percent.
(1)	Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares will automatically convert into shares of Class A common stock at the time of our initial business combination.
(2)	The manager of GLD Sponsor Member LLC is Daniel Gordon. As such, Mr. Gordon may be deemed to have beneficial ownership of the shares held directly by GLD Sponsor Member LLC.
(3)	The sole member of Sagaliam Sponsor LLC is BN Trust Holdings LLC. The managing member of BN Trust Holdings LLC is Krystine Miller. As such, Ms. Miller may be deemed to have beneficial ownership of the shares held directly by our Sponsor.
(4)	The manager of AHG Equities LLC is Alan H. Ginsburg. As such, Mr. Ginsburg may be deemed to have beneficial ownership of the shares held directly by AHG Equities LLC.
(5)	We issued to the representative 115,000 shares of our Class A common stock as compensation in connection with the initial public offering.
(6)	Information based on a Schedule 13G filed on February 14, 2023 reporting ownership as of December 31, 2022.
(7)	Information based on a Schedule 13G filed on February 14, 2023 reporting ownership as of December 31, 2022.
(8)	Information based on a Schedule 13G filed on February 8, 2023 reporting ownership as of December 31, 2022.
(9)	Information based on a Schedule 13G filed on February 10, 2023 reporting ownership as of December 31, 2022.
(10)	Information based on a Schedule 13G filed on February 13, 2023 reporting ownership as of December 31, 2022.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

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FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by November 23, 2023 and do not extend as contemplated by the IPO prospectus and in accordance with the Charter, we do not expect to hold any future annual meetings.

Stockholder Communications

Stockholders and interested parties may communicate with our board, any committee chairperson, or the non-management directors as a group by writing to the board or committee chairperson in care of 1490 N.E. Pine Island Rd., Suite 5-D, Cape Coral, FL 33909.

Transfer Agent Right Agent and Registrar

The registrar and transfer agent for the shares of common stock and the right agent for rights is CST. The Company has agreed to indemnify CST in its roles as transfer agent and right agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

Delivery of Documents to Stockholders

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders may notify us of their requests by calling or writing at our principal executive offices at (845) 925-4597 and 1490 N.E. Pine Island Rd., Suite 5-D, Cape Coral, FL 33909.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this proxy statement over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:

Barry Kostiner, Chief Executive Officer

Sagaliam Acquisition Corp.

1490 N.E. Pine Island Rd., Suite 5-D

Cape Coral, FL 33909

Tel: (845) 925-4597

Email: bkostiner@fintecham.com

All information contained in this proxy statement relating to the Company has been supplied by the Company.

The Company has not authorized anyone to give any information or make any representation about the proposals or the Company that is different from, or in addition to, that contained in this proxy statement.

Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement does not extend to you. The information contained in this proxy statement speaks only as of the date of this proxy statement unless the information specifically indicates that another date applies.

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Sagaliam Acquisition Corp., 1490 N.E. Pine Island Rd., Suite 5-D, Cape Coral, FL 33909.

If you are a stockholder of the Company and would like to request documents, please do so by November 14, 2023 (one week prior to the meeting date), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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ANNEX A

PROPOSED SECOND AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

Sagaliam ACQUISITION CORP.

November 21, 2023

SAGALIAM ACQUISITION CORP., (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Sagaliam Acquisition Corp. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 31, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation, which both amended and restated the provisions of the Original Certificate, was filed in the office of the Secretary of State of the State of Delaware on December 20, 2021 (the “Amended and Restated Certificate of Incorporation”).

2.	This second amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

3.	The text of Section 9.1(b) of Article IX of the Charter is hereby amended by deleting the entire text of Section 9.1(b) of Article IX of the Charter and replacing it with the following:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”), as amended from time to time (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $150,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by November 23, 2023 (the “Deadline Date”), provided, however, the Deadline Date shall be extended by the Corporation to November 23, 2024 by depositing into the trust account the lesser of (x) $50,000 or (y) $0.05 per share for each public share of the Corporation that is not redeemed in connection with the special meeting of the Corporation held on November 21, 2023 for each one-month period after the Deadline Date and (iii) the redemption of shares in connection with a vote seeking (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date (or any extension to the Deadline Date in accordance with the Charter) or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders”.

Annex A-1

IN WITNESS WHEREOF, Sagaliam Acquisition Corp. has caused this first amendment to be duly executed in its name and on its behalf by an authorized officer as of November 21, 2023.

SAGALIAM ACQUISITION CORP.

By:
Name:	Barry Kostiner
Title:	Chief Executive Officer

Annex A-2

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

Sagaliam ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE pomp OF DIRECTORS

P R O X Y	The undersigned hereby appoints his Barry Kostiner or the Chairperson of the special meeting (together, the “Proxies”), and each of them independently, with full power of substitution on, as proxies to vote the shares that the undersigned is entitled to vote (the “Shares”) at the special meeting (the “Special Meeting”) of stockholders of Sagaliam Acquisition Corp. (the “Company”) to be held on November 21, 2023 at 10 am, Eastern time, virtually by means of the internet at https://www.zoomwithlegacy.com and at any adjournments and/or postponements thereof. The Shares shall be voted as indicated will respect to the proposals listed below hereof and in the Proxies’ discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

C A R D	The Special Meeting can be accessed by visiting https://www.zoomwithlegacy.com, where the undersigned will be able to listen to the meeting live and vote during the meeting. Please note that the undersigned will only be able to access the Special Meeting by means of remote communication. The undersigned will need the control number located on this proxy card to join the Special Meeting via the virtual Meeting platform. If there is no control number attached to this proxy card or there are any questions regarding the Special Meeting and how to access it, please contact the Continental Stock Transfer & Trust Company, the Transfer Agent.

THE SHARES PRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NOS. 1 AND 2.

TO ATTEND THE VIRTUAL MEETING, YOU MUST HAVE THE CONTROL NUMBER THAT IS LOCATED ON THE REVERSE SIDE OF THIS FORM.

The notice and proxy statement are available at https://www.zoomwithlegacy.com. The proxy statement contains important information regarding each of the proposals listed below. You are encouraged to read the proxy statement carefully.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Please mark vote as indicated in this example

SAGALIAM ACQUISITION CORP. – THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” PROPOSAL NOS. 1 AND 2.

Proposal NO. 1 — The “Extension Amendment Proposal” — to consider and vote upon a proposal to further amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”) pursuant to a first amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement to extend the date by which the Company must complete its initial business combination from November 23, 2023 to November 23, 2024 by depositing additional funds into the trust account on a monthly basis.	FOR ☐	AGAINST ☐	ABSTAIN ☐	Proposal No, 2 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, it necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:___________________________________________, 2023

  __________________________________________

(Signature)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.